Exhibit 99.1

Eagle Pharmaceuticals Announces Receipt of Delisting Notification from Nasdaq

WOODCLIFF LAKE, N.J., August 27, 2024 (GLOBE NEWSWIRE) -- Eagle Pharmaceuticals, Inc. (Nasdaq: EGRX) (the “Company” or “Eagle”) today announced that it received a notice (the “Notice”) on August 21, 2024, from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that pursuant to Nasdaq Listing Rule 5810(d)(2), the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Q2 2024 Form 10-Q”) serves as an additional and separate basis for delisting.

As previously disclosed, on August 1, 2024, the Company received a notice from Nasdaq indicating that following the Company’s previously disclosed hearing before the Nasdaq Hearings Panel (the “Panel”) on July 11, 2024, the Panel has granted the Company’s request for continued listing on Nasdaq, subject to the following: (1) on or before September 30, 2024 (the “First Compliance Date”), the Company will have filed an Annual Report on Form 10-K for the period ended December 31, 2023 (the “2023 Annual Report”), (2) on or before October 31, 2024 (the “Second Compliance Date” and, together with the First Compliance Date, the “Compliance Dates”), the Company will have filed a Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Q1 2024 Form 10-Q”) and the Q2 2024 Form 10-Q, and (3) on or before the Second Compliance Date, the Company will have demonstrated compliance with all applicable continued listing requirements of Nasdaq (the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, the 2023 Annual Report, the Q1 2024 Form 10-Q and the Q2 2024 Form 10-Q, collectively the “Delayed Reports”). Such hearing followed the Company's previously disclosed receipt of a notice from Nasdaq advising that it had initiated a process to delist the Company’s securities from Nasdaq. On August 9, 2024, the Company filed a Notification of Late Filing on Form 12b-25 with respect to its Q2 2024 Form 10-Q.

The Company is working to prepare and file the Delayed Reports with the SEC by the applicable Compliance Dates to enable the Company to regain compliance with Nasdaq listing standards. In this regard, the Company is planning to file with the SEC a comprehensive Form 10-K, including restated financial information for the period ended June 30, 2023, financial information for the period ended September 30, 2023 and financial statements for the period ended December 31, 2023 by the First Compliance Date, and separate Form 10-Q filings for each of the periods ended March 31, 2024 and June 30, 2024 by the Second Compliance Date.

There can be no assurance that the Company will be able to prepare and file such reports on or before the applicable Compliance Dates or that the Company will be able to regain compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules or that the Company will be able to continue its listing on Nasdaq. The Panel reserves the right to reconsider the terms of its decision based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted. In addition, the Nasdaq Listing and Hearing Review Council could determine to review the Panel’s decision within 45 calendar days after issuance of such decision, and may affirm, modify, reverse, dismiss or remand the decision to the Panel.

About Eagle Pharmaceuticals, Inc.

Eagle is a fully integrated pharmaceutical company with research and development, clinical, manufacturing and commercial expertise. Eagle is committed to developing innovative medicines that result in meaningful improvements in patients’ lives. Eagle’s commercialized products include PEMFEXY®, RYANODEX®, BENDEKA®, BELRAPZO®, TREAKISYM® (Japan), and BYFAVO® and BARHEMSYS® through its wholly owned subsidiary Acacia Pharma Inc. Eagle’s oncology and CNS/metabolic critical care pipeline includes product candidates with the potential to address underserved therapeutic areas across multiple disease states, and the company is focused on developing medicines with the potential to become part of the personalized medicine paradigm in cancer care. Additional information is available on Eagle’s website at www.eagleus.com.

Forward-Looking Statements Disclaimer

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the Company’s SEC filings and the timing thereof, and the Company’s ability to regain or maintain compliance with the Nasdaq Listing Rules or continue its listing on Nasdaq, the possibility that the Panel could reconsider the terms of its decision and that the Nasdaq Listing and Hearing Review Council could determine to review the hearing panel’s decision and affirm, modify, reverse, dismiss or remand the decision to the Panel, expectations with respect to financial information for the Company’s quarters ended June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 and fiscal year ended December 31, 2023, the time and effort required to complete the Company’s financial information, expectations with respect to filings with the SEC and the timing and content thereof, and the Company’s expectations regarding its financial results. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to comply with its obligations or obtain further amendments or waivers under its credit agreement; the Company's ability to obtain refinancing or to consummate any sale of assets or other transaction, in each case in a timely manner on acceptable terms, or at all; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that Nasdaq may suspend and delist the Company’s securities; any reconsideration by the Panel on the terms of its decision and any review by the Nasdaq Listing and Hearing Review Council of the Panel’s decision could have a negative impact on the continued listing of the Company’s common stock on Nasdaq; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the potential impacts thereof; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations Contact

Timothy McCarthy, CFA
917-679-9282
tim@lifesciadvisors.com

Lisa M. Wilson
212-452-2793
lwilson@insitecony.com